Goodwill and acquisitions	6 Months Ended
Jun. 30, 2022
Goodwill and acquisitions [Abstract]
Goodwill and acquisitions
13. Goodwill and acquisitions
Goodwill in relation to subsidiary undertakings increased by £625.2 million (30 June 2021: decreased by £63.7 million) in the period. This movement is primarily due to the effect of currency translation.
The contribution to revenue and operating profit of acquisitions completed in the period was not material. There were no material acquisitions completed during the period ended 30 June 2022 or between 30 June 2022 and the date the interim financial statements were approved. There were no indicators of impairment of goodwill identified in the six months ended 30 June 2022.